[Flag logo omitted]
[Logo for The Gabelli EquityTrust Inc. omitted]
[Mountain graphic omitted]
ANNUAL REPORT
DECEMBER 31, 1999

[Logo for The Gabelli Equity Trust Inc. omitted]
Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

[Flag graphics omitted]

ALABAMA        ALASKA     ARIZONA      ARKANSAS     CALIFORNIA  COLORADO  CONNECTICUT    DELAWARE      FLORIDA        GEORGIA
HAWAII         IDAHO      ILLINOIS     INDIANA      IOWA        KANSAS    KENTUCKY       LOUISIANA     MAINE          MARYLAND
MASSACHUSETTS  MICHIGAN   MINNESOTA    MISSISSIPPI  MISSOURI    MONTANA   NEBRASKA       NEVADA        NEW HAMPSHIRE  NEW JERSEY
NEW MEXICO     NEW YORK   N. CAROLINA  N. DAKOTA    OHIO        OKLAHOMA  OREGON         PENNSYLVANIA  RHODE ISLAND   S. CAROLINA
S. DAKOTA      TENNESSEE  TEXAS        UTAH         VERMONT     VIRGINIA  WEST VIRGINIA  WASHINGTON    WISCONSIN      WYOMING

INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      The leading stock market indices rallied strongly in the fourth quarter of 1999 and finished the year at or near record highs. However, relatively few stocks participated in this year's stock market bonanza. New lows outnumbered new highs on the NYSE by a wide margin throughout much of the year. Growth continued to out-perform value across the market capitalization spectrum and large cap stocks continued to outperform small caps. Technology stocks were the biggest winners, with the tech-heavy Nasdaq Composite outdistancing all other major market indices.

                                             [Photo of Mario J. Gabelli omitted]

                                         [The Gabelli Equity trust logo omitted]

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share increased 18.04% to $12.75, after adjusting for the $0.36 per share distribution on December 27, 1999. The Standard & Poor's 500 Index (S&P 500), the Value Line Composite Index and the Russell 2000 Index increased 14.87%, 6.67% and 18.44%, respectively, over the same period. Each is an unmanaged indicator of stock market performance.

      For the twelve months concluded December 31, 1999, the Equity Trust appreciated 29.49% after adjusting for the $1.17 per share in distributions and the $0.75 per share spin-off of the Gabelli Utility Trust. The S&P 500, the Value Line Composite and the Russell 2000 rose 21.03%, 10.56% and 21.26%, respectively, over the same twelve-month period.

      For the five year period ended December 31, 1999, the Equity Trust's return averaged 19.46% annually, compared to average annual returns of 28.54%, 17.78% and 16.69% for the S&P 500, the Value Line Composite and the Russell 2000. Total return includes adjustments of $6.73 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Utility Trust and the Gabelli Global Multimedia Trust.

      For the ten years ended December 31, 1999, the Equity Trust achieved a total return of 246.87%, including adjustments of $14.33 per share in distributions, which equates to an average annual return of 13.24%. This compares to 18.19%, 13.46% and 13.40% average annual returns over the same time period for the S&P 500, the Value Line Composite and the Russell 2000.

      Since its inception on August 21, 1986 through December 30, 1999, the Equity Trust has had a total return of 561.96%, including adjustments of $17.28 per share in distributions, which equates to an average annual return of 15.18%.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS - DECEMBER 31, 1999
                   ------------------------------------------
                               NAV Average          Average Annual
                              Annual Return      Investment Return (A)
                              -------------      ---------------------
1   Year ....................     29.49%                26.57%
5   Year ....................     19.46%                18.70%
10 Year .....................     13.24%                12.53%
Life of Fund (AUGUST 21, 1986)    15.18%                14.47%

(A) BASED ON INITIAL OFFERING PRICE OF $10.00
--------------------------------------------------------------------------------

      The Equity Trust's common shares ended the quarter at $12.5625 per share on the New York Stock Exchange, an increase of 14.86% for the quarter. For the twelve months ended December 30, 1999, the common shares are up 26.57%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Equity Trust and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      [Graphic of pyramid omitted--text as follows]

      EPS

      PMV

      MANAGEMENT

      CASH FLOW

      RESEARCH

      [End of Pyramid text]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
1999'S HAVE AND HAVE NOT MARKET

      At year-end 1999, many investors were left pondering how and why their individual stock and/or mutual fund portfolios performed so poorly in a year in which all the leading stock market indices posted strong gains. The answer is simple. A relative handful of increasingly popular technology and Internet-related stocks propelled the capitalization-weighted market indices higher, while the majority of stocks languished. If you owned these types of companies, you were a winner. If you owned index funds, you earned respectable returns. If you owned most anything else, especially value stocks and most value oriented funds; you had a "dull year".

      How did our largely non-tech, value-oriented portfolio perform so well in this extremely narrow market? First, we pick businesses with good growth prospects that are reasonably valued compared to their "intrinsic value". Secondly, we look for a "catalyst" that will surface that underlying value.

      The seeds for this year's performance harvest were sown four and five years ago when we were buying telecommunications, cable television, and media stocks at what we viewed as bargain basement prices. Our intensive research in these groups, and the identification of "catalysts" that would surface value, rewarded us in 1997 - 1998 and again this year. Importantly, despite recent years' excellent performance, our holdings in these industries remain quite reasonably valued in light of still favorable business prospects.

      And, of course, we benefited from financial engineering - particularly deals, as merger and acquisition activity was at an all time high.
--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

Sources                                           1994      1995     1996       1997      1998      1999(E)
-------                                           ----      ----     ----       ----      ----      -------
U.S. Deals                                        $340      $511    $  652     $  919    $1,620     $1,745
Stock Buybacks                                      47        99       176        181       207        178
Equity Mutual Funds (Net)                          119       128       222        232       157        188
Dividends                                          182       254       298        334       349        367
                                                  ----      ----    ------     ------    ------     ------
TOTAL SOURCES:                                     688       992     1,348      1,666     2,333      2,478
                                                  ----      ----    ------     ------    ------     ------
Uses
----
IPOs                                                29        30        50         43        37         69
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)        48        50        59         41        (6)        22
   International Purchases of U.S. Equities (net)    1        11        12         70        50         73
                                                  ----      ----    ------     ------    ------     ------
   Net Flow:                                        47        39        47        (29)      (56)       (51)
                                                  ----      ----    ------     ------    ------     ------
TOTAL USES:                                         76        69        97         14       (19)        18
                                                  ----      ----    ------     ------    ------     ------
NET FLOW OF FUNDS:                                $612      $923    $1,251     $1,652    $2,352     $2,460
                                                  ====      ====    ======     ======    ======     ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES, FEDERAL RESERVE BOARD (SAAR-DIV.) (C)2000 GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

THE ECONOMY AND THE MARKET: INFLATION, INTEREST RATES, AND CORPORATE PROFITS

      Inflation, interest rates, and corporate profits represent an economic trifecta for stocks. Through most of this historic eighteen-year bull market, we have enjoyed low inflation, declining interest rates, and strong corporate profit growth. Over the last two years the market has managed to advance despite one or another of these economic horses breaking stride. In 1998, the market shrugged off lackluster corporate earnings growth. This year, the market delivered double-digit returns despite higher inflation and materially higher interest rates. Looking ahead, we suspect the market will not be able to maintain its pace if one or more of these horses pull up lame.

      We believe corporate earnings will continue to run strong. The global economic recovery improves the profit picture for many American companies. But the Asian and European economies continue to advance and we see synchronized global growth in the year 2000 providing corporate profits with a tailwind that will result in earnings that may be even better than current Wall Street estimates. The wild card is the American consumer. At present, consumer confidence remains strong. Everyone who wants a job has one and wages are rising. However, it now costs more to gas up the car and heat our homes. Variable rate mortgage payments will soon be higher and the days of raising spending money by refinancing your home at lower fixed rates are over for the time being. Also, with the yen strong versus the dollar, all of the Japanese cars, televisions, stereos, and video games that the American consumer loves will be more expensive. Will all this be enough to cause the American consumer to tighten the purse strings? Or will the "wealth effect" of a rising stock market and a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--provide a bonus for Americans to spend?

      Inflation, as measured by the Consumer Price Index ("CPI"), is currently running around 2.7%--about a percentage point higher than last year, but still in the comfort zone. Can we expect inflation to stabilize at present levels or will it trend materially higher, eventually disrupting the economy and stock market? This depends on two things: (1) whether the Federal Reserve will succeed in cooling the economy and (2) whether improving productivity will continue to offset rising wages in today's tight labor market. Nobody (and that includes us) seems to have a good handle on these two issues and, consequently, the short term outlook for inflation remains cloudy. Longer term, we see the Internet as a disinflationary force. E-commerce is taking the middleman out of the picture and in the process eliminating an entire level of cost in the economic system. It is also heightening price competition. If E-commerce approaches its growth potential, we believe inflation will remain in check.

      Without a clear reading on the inflation front, making near term interest rate forecasts is an even greater folly than usual. We note that although stocks advanced while bonds declined from January through April, they eventually stalled as bonds continued to drift lower. When bonds rallied briefly in late October, stocks took off shortly thereafter. At year-end, bonds were once again sinking, but stocks moved steadily higher. If bonds continue to decline and market interest rates continue to rise, it will eventually take the wind out of the stock market's sail.

GREENSPEAK

      The following is excerpted from Federal Reserve Board Chairman Alan Greenspan's speech, given before the Economic Club of New York on January 13, 2000. Greenspan ponders the impending arrival of the U.S. economy at its longest peacetime expansion of this half-century, reflecting on the "New Economy" and where we will go from here:

      "WE ARE WITHIN WEEKS OF ESTABLISHING A RECORD FOR THE LONGEST ECONOMIC EXPANSION IN THIS NATION'S HISTORY. THE 106-MONTH EXPANSION OF THE 1960S, WHICH WAS ELONGATED BY THE VIETNAM WAR, WILL BE SURPASSED IN FEBRUARY. NONETHELESS, THERE REMAIN FEW EVIDENT SIGNS OF GERIATRIC STRAIN THAT TYPICALLY PRESAGE AN IMMINENT ECONOMIC DOWNTURN...

      WHAT  SHOULD BE  INDISPUTABLE  IS THAT A NUMBER OF NEW  TECHNOLOGIES  THAT
EVOLVED LARGELY FROM THE CUMULATIVE INNOVATIONS OF THE PAST HALF-CENTURY HAVE NOW BEGUN TO BRING ABOUT AWESOME CHANGES IN THE WAY GOODS AND SERVICES ARE PRODUCED AND, ESPECIALLY, IN THE WAY THEY ARE DISTRIBUTED TO FINAL USERS... CAPITAL MARKETS, NOT COMFORTABLE WITH DISCONTINUOUS SHIFTS IN ECONOMIC STRUCTURE, ARE GROPING FOR SENSIBLE EVALUATIONS OF [INNOVATIVE INTERNET STARTUP FIRMS]... ONE RESULT OF THE MORE-RAPID PACE OF IT INNOVATION HAS BEEN A VISIBLE ACCELERATION OF THE PROCESS OF "CREATIVE DESTRUCTION," A SHIFTING OF CAPITAL FROM FAILING TECHNOLOGIES INTO THOSE TECHNOLOGIES AT THE CUTTING EDGE...

      INDEED, THESE DEVELOPMENTS EMPHASIZE THE ESSENCE OF INFORMATION TECHNOLOGY--THE EXPANSION OF KNOWLEDGE AND ITS OBVERSE, THE REDUCTION IN UNCERTAINTY. AS A CONSEQUENCE, RISK PREMIUMS THAT WERE ASSOCIATED WITH ALL FORMS OF BUSINESS ACTIVITIES HAVE DECLINED... THE RELATIONSHIP BETWEEN BUSINESSES AND CONSUMERS ALREADY IS BEING CHANGED BY THE EXPANDING OPPORTUNITIES FOR E-COMMERCE. THE FORCES UNLEASHED BY THE INTERNET ARE ALMOST SURELY TO BE EVEN MORE POTENT WITHIN AND AMONG BUSINESSES, WHERE UNCERTAINTIES ARE BEING REDUCED BY IMPROVING THE
                                       4

QUANTITY, THE RELIABILITY, AND THE TIMELINESS OF INFORMATION. THIS IS THE CASE IN MANY RECENT INITIATIVES, ESPECIALLY AMONG OUR MORE SEASONED COMPANIES, TO CONSOLIDATE AND RATIONALIZE THEIR SUPPLY CHAINS USING THE INTERNET...

      AN ABILITY TO REORGANIZE PRODUCTION AND DISTRIBUTION PROCESSES IS ESSENTIAL TO TAKE ADVANTAGE OF NEWER TECHNOLOGIES. INDEED, THE COMBINATION OF A MARKED SURGE IN MERGERS AND ACQUISITIONS, AND ESPECIALLY THE VAST INCREASE IN STRATEGIC ALLIANCES, INCLUDING ACROSS BORDERS, IS DRAMATICALLY ALTERING BUSINESS STRUCTURES TO CONFORM TO THE IMPERATIVES OF THE NEWER TECHNOLOGIES.

      TO BE SURE, INCREASES IN WAGES IN EXCESS OF PRODUCTIVITY GROWTH MAY NOT BE INFLATIONARY, AND DESTRUCTIVE OF ECONOMIC GROWTH, IF OFFSET BY DECREASES IN OTHER COSTS OR DECLINING PROFIT MARGINS. A PROTRACTED DECLINE IN MARGINS,
HOWEVER, IS A RECIPE FOR RECESSION. THUS, IF OUR OBJECTIVE OF MAXIMUM SUSTAINABLE ECONOMIC GROWTH IS TO BE ACHIEVED, THE POOL OF AVAILABLE WORKERS CANNOT SHRINK INDEFINITELY...IF A TREND CANNOT CONTINUE, IT WILL STOP. WHAT WILL STOP THE WEALTH-INDUCED EXCESS OF DEMAND OVER PRODUCTIVITY-EXPANDED SUPPLY IS LARGELY DEVELOPMENTS IN FINANCIAL MARKETS...

      WE ARE IN A PERIOD OF DRAMATIC GAINS IN INNOVATION AND TECHNICAL CHANGE THAT CHALLENGE ALL OF US, AS OWNERS OF CAPITAL, AS SUPPLIERS OF LABOR, AS VOTERS AND POLICYMAKERS. HOW WELL POLICY CAN BE FASHIONED TO ALLOW THE PRIVATE SECTOR TO MAXIMIZE THE BENEFITS OF INNOVATIONS THAT WE CURRENTLY ENJOY, AND TO CONTAIN THE IMBALANCES THEY CREATE, WILL SHAPE THE ECONOMIC CONFIGURATION OF THE FIRST PART OF THE NEW CENTURY."

SUPPLY/DEMAND AND VALUATIONS

      Although 1999 was a big year for Initial Public Offerings ("IPOs"), it was an even bigger year for deals. The end result was that the supply of stock in the market continued to shrink. We believe that what we have termed "The Third Great Wave of Takeovers" is far from cresting. In fact, we think it will continue to swell as companies throughout the world attempt to lower costs and improve their competitive positions via acquisitions. The elimination of "pooling of interest" accounting in stock swap mergers--scheduled to take effect at the beginning of January 2001--will likelY accelerate deal activity this year.

      Fueled by IRA, 401K, and Keogh Plan investing, demand for equities remains strong. The market's sharp September/October correction didn't seem to discourage investors, who in recent years have become accustomed to buying stocks on dips. Barring a severe recession and/or a full scale bear market, we believe the demand for stocks will continue to grow.

      Where, then, will demand be channeled? Will demand go to the same handful of stocks every one wants to own today, or to what has become a vast wasteland of high quality companies in other industries that have been largely ignored in recent years? We believe valuations will ultimately come into play. Great technology companies have terrific growth prospects. They also have current valuations that defy economic gravity. Sooner or later, investors will realize that you can pay too much for good technology companies, particularly when there are so many equally good companies in other good businesses trading at bargain basement prices. Ironically, this may eventually result in a mirror image market, with the leading market indices being dragged down by flagging technology stocks and the majority of stocks doing better on an absolute and relative basis.

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributes significantly to the solid performance of the Equity Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1999 COMPLETED DEALS

                                         NUMBER       AVERAGE COST     CLOSING
   FUND HOLDING                       OF SHARES (a)   PER SHARE (b)    PRICE (c)    CLOSING DATE      %RETURN (d)
   ------------                       ------------    ------------     ---------    ------------      -----------
   COMSAT Corp.                          150,000         $22.78         $45.50         09/18/99         99.78%
   Coltec Industries Inc.                150,000          14.87          24.81         07/13/99         66.89%
   AirTouch Communications Inc.           65,000          23.42         107.13         06/30/99        357.37%
   Lawter International Inc.             200,000          11.50          12.25         06/01/99          6.54%
   Whitman Corp.                         356,000          13.46          17.94         05/20/99         33.25%
   BAMerchant Services Inc.              435,000          20.25          20.44         04/27/99          0.91%
   AMP Inc.                              515,000          46.42          53.75         04/02/99         15.78%
   Tele-Communications Inc.              265,000          10.01          67.88         03/10/99        578.12%
   TCI/ Liberty Media Group               36,000          32.68          54.44         03/10/99         66.59%
   TCI Ventures Group                    361,970           5.99          28.00         03/10/99        367.45%
   BC Telecom                             87,000          17.94          26.48         02/01/99         47.60%
   Petersen Companies Inc.               105,400          33.62          34.00         01/14/99          1.12%
   British Petroleum Co.                  85,000          23.21          90.75         01/04/99        291.00%
   ---------------------                  ------          -----          -----         --------        -------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

THIS YEAR'S SCORECARD

      Wireless telecommunications stocks, including Omnipoint, Nextel, Sprint PCS, and Vodafone AirTouch, and a host of international wireless operators, were at the top of 1999's performance list. Cable television stocks such as Comcast, MediaOne, and Cablevision Systems also performed extremely well, as did cable network companies AT&T / Liberty Media Group and USA Networks. Small group broadcasters Chris-Craft, and Paxson Communications contributed to returns. Multimedia giants Viacom, News Corp, and Tribune were also stellar performers. American Express, our largest financial services holding, was also a big winner. Our telecommunications investments were mixed, with BCE and Telephone & Data Systems more than doubling, while SBC Communications declined.

      After a good start, our industrial cyclical investments disappointed. Auto-parts suppliers Federal Mogul, GenCorp, Modine and Dana were all positioned at the rear of our portfolio return rankings and Genuine Parts, the world's largest auto-parts retailer, fell sharply. Aerospace component manufacturers SPS Technologies, Precision Castparts, and Crane stalled on the performance runway. There was nothing sweet about the declines in confectioners Tootsie Roll and Nestle.

BACK DOOR INTERNET

      The Fund didn't own a single pure "dot com" company, but still managed to benefit from the explosive growth in the worldwide web. Our substantial investments in cable television and telecommunications companies that link businesses and consumers to the Internet have paid off handsomely. Publishers and group broadcasters have been good performers, in part because all those "dot com" companies are advertising heavily to establish their franchises. We've even been rewarded by investing in a truck manufacturer (Navistar), whose mid-sized trucks will be the preferred vehicle for delivering your e-tail purchases, and an old line publisher (Readers Digest) whose extensive subscriber list looks like a natural for developing its own e-commerce business. Looking ahead, we believe our "click and mortar" investments (traditional retailers like Genuine Parts developing their own e-tail presence) will also reward shareholders.

INTERNATIONAL SEGMENT

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the recently launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      Certainly the last quarter of 1999, and the year as a whole, is going to be a hard act to repeat but we do retain a positive outlook towards international markets in 2000.

      Economic growth is gathering steam in Europe with improvements in various indicators of both business and consumer confidence. Most pleasing is the apparent improvement in Germany, the largest European economy and a recent laggard. The German market was given a shot in the arm at the end of the year when the Government announced plans to remove the capital gains tax of 50% on corporate equity holdings. This plan, if it goes into effect, will have a major impact on the German economy. Following World War II, German banks and insurance companies financed, and took major stakes in, many large companies. However, these stakes became static and prevented a reorganization of corporate Germany. We believe this proposal is a major step forward and will result in an improvement of the competitive position of the German economy.

      The Euro has now been in existence for one year. Its first year of life has largely been successful despite its fall from about 1.18 to the dollar to just over 1.00 during the year. This fall has helped improve Euroland's competitive position and we expect some recovery this year. But, more importantly, the introduction of the Euro is a necessary step to the creation of a single market. Companies in Europe are now busily consolidating various sectors. Merger and acquisition activity in Europe was at record levels in 1999, and we expect more of the same in 2000. Merger and acquisition activity will provide a solid support for equity markets.

      For example, the telecommunications sector is likely to consolidate further. At year-end, Vodafone's hostile bid for Mannesmann was just warming up. This combination, should it occur, would create the world's largest mobile phone company. As a result, we expect many of the smaller players in Europe will be purchased by a handful of larger companies seeking scale. We also expect further merger activity in many other industry sectors, particularly pharmaceuticals, media and broadcasting, and financial services.

      Japan is the only major industrialized country that is not experiencing rising interest rates. This is because their economy remains precariously positioned despite quite healthy growth earlier in the year. The Bank of Japan remains concerned that the economy can not withstand higher interest rates and has therefore committed itself to a zero percent interest rate policy.

      The Tokyo equity market was a profitable place for investors in 1999, but strong performance was generated by a fairly narrow group of mostly technology and telecommunications companies. Valuations in these sectors are stretched, and for the Japanese market to continue to do well we would expect to see some broadening in the market.

      Across the board, equity valuations are extended relative to their history and to bond yields. Markets have little room for disappointment. Although interest rates have risen, equity markets appear prepared to believe this reflects more a return to normalcy following the Asian meltdown rather than a reaction to higher inflation. Inflation must continue to behave or central banks will have to tighten further. Free trade, global competition and advances in technology have kept consumer prices in check and labor shortages have appeared. Pricing in many industries is still very tight - just ask a product manager at a consumer products company.

      Looking ahead, we will continue to emphasize companies that have some pricing power, a differential product or franchise and growth potential. With markets probably experiencing greater volatility, we believe valuations will become increasingly important. We will continue to pay close attention to levels of valuation and remain extremely skeptical of valuations based on multiples of sales closer in number to my age than my child's. Also, in a more challenging environment, we will remain very diversified by stock sector and country.

WINNERS AND LOSERS

      During the fourth quarter of 1999, the Equity Trust's telecommunications and technology stocks performed best on the international side. The big winners were Jafco (a Japanese financial services company) and NRJ (a French radio broadcaster), which rose 371% and 324%, respectively. Other tremendous gainers included Nokia (+113%), Asatsu (+106%), Sony (+98%) and STMicroelectronics (+96%). Some stocks continue to post negative returns, including pharmaceutical company Novartis (-1.5%) and consumer non-durable companies like Nestle (-2.4%). Overall, however, the Equity Trust finished the quarter and year with winners far outweighing losers.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BCE INC. (BCE - $90.1875 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $67.1875 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $101.00 - NYSE), Teleglobe (TGO - $22.6875 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

CABLEVISION SYSTEMS CORP. (CVC - $75.50 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $72.125 - NYSE), through its 80% ownership of BHC Communications (BHC - $160.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $139.875 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United

Television recently completed the purchase of WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

FERRO CORP. (FOE - $22.00 - NYSE), based in Cleveland, is a global specialty chemical manufacturer. The company is a leading producer of frits, powder coatings, polymer additives and plastic compounds. New CEO Hector Ortino is positioning Ferro to be a premier specialty chemical provider by focusing on profitable growth and shareholder value. The company's new strategy of using mature, cash generating businesses in the portfolio to finance investments in "springboard" businesses should help to accelerate earnings per share growth.

GREIF BROS. CORP. (GBCOA - $29.75 - NASDAQ; GBCOB - $30.625 - NASDAQ), founded in 1877, is a proven leader in industrial packagings, manufacturing fiber, steel, plastic drums, IBC's, multiwall bags, corrugated boxes and specialty products. The company is fully integrated, from its 305,000 acres of timberlands to corrugated sheet and box operations, including both virgin and recycled paper mills. Management is striving to become a packaging solutions supplier for major companies. In 1999, Greif obtained a 49% interest in a French fiber drum business. Greif also continues its stock repurchase plans for 2000.

LIBERTY MEDIA GROUP (LMG'A - $56.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

SPRINT CORP. (FON - $67.3125 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network that the company is developing, and by other new services. On October 5, 1999, MCI WorldCom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS Group (PCS - $102.50 - NYSE) is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI WorldCom's (WCOM - $53.0625 - Nasdaq) acquisition of Sprint Corp.

TELECOM ITALIA MOBILE SPA (TIM.MI - $11.17 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to 15 million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $126.00 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $100.9375 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $60.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

TIME WARNER INC. (TWX - $72.4375 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have almost $27 billion in revenues and $4.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, Time and People magazines. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online Inc. have agreed to merge in an all-stock combination valued at $350 billion.

UNITED TELEVISION INC. (UTVI - $137.6875 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $72.125 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $160.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market.

VIACOM INC. (VIA'A - $60.4375 - NYSE; VIA'B - $60.4375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in 1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). Viacom recently announced its intentions to merge with CBS (CBS - $63.9375 -
NYSE).

WATTS INDUSTRIES INC. (WTS - $14.75 - NYSE) was founded in 1874 to make steam pressure regulators for the New England textile industry. Based in North Andover, Massachusetts, Watts is now one of the world's largest independent valve companies, designing, manufacturing and selling an extensive line of valves for the plumbing and heating, water quality, industrial and oil and gas markets. In December 1998, the company announced plans to spin off its CIRCOR International industrial oil and gas unit to shareholders. The spin-off was completed on October 6, 1999. Watts shareholders received one CIRCOR share valued at $10.625 per share for every two Watts shares. Watts will now focus on its remaining plumbing and heating and water quality businesses.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.36 per share on December 27, 1999. The next distribution is scheduled for March 2000.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on December 27, 1999 of $0.453125 per share. The next distribution is scheduled for March 2000.

IN CONCLUSION

      Without technology superstars or surging Internet stocks, the Equity Trust outperformed all the major stock market indices. We finished well ahead of most of our value fund peers. As always, we have some reservations about the market--at least the market as represented by capitalization weighted indices dominated by small handfuls of those stocks that everyone wants to own. However, we see exceptional value in the vast wasteland of quality companies that have been virtually ignored in recent years.

      We look forward to the challenges in the first year of the new millennium and believe that our old-fashioned value discipline will continue to reward shareholders.


                                                   Sincerely,


                                                   /s/ signature
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
        Chris-Craft Industries Inc.              United Television Inc.
        Telephone & Data Systems Inc.            Time Warner Inc.
        Viacom Inc.                              Telecom Italia Mobile Spa
        Cablevision Systems Corp.                Liberty Media Group
        BCE Inc.                                 Sprint Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 1999
                                   (UNAUDITED)
                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                        SHARES          1999
                                       --------     ------------
NET PURCHASES
   COMMON STOCKS
AGL Resources Inc. ................       3,400        73,400
Albertson's Inc. ..................     205,000       205,000
Alcatel SA, Sponsored ADR .........      10,000        10,000
Allianz AG . ......................       3,100         3,100
Allstate Corp. ....................      58,000       100,000
Amgen Inc. (a) ....................      30,000        60,000
Arvin Industries Inc. .............       8,000        60,000
AT&T Canada Inc. ..................       2,000         4,000
AutoNation Inc. ...................      20,000       360,000
Bank One Corp. ....................      20,000        65,000
BCT.Telus Communications Inc., ADR       10,000        27,500
Benesse Corp. .....................       4,000         4,000
Bestfoods Inc. ....................       3,000        35,000
Borg Warner Automotive Inc. .......       4,000        20,302
BP Amoco plc (a) ..................      60,000       120,000
BP Amoco plc, ADR (a) .............      65,000       134,000
Cable & Wireless plc, ADR. ........      65,000       150,000
Canada Life Financial Corp. 144a ..      50,000        50,000
Capcom Co. Ltd. ...................      14,000        14,000
Carter-Wallace Inc. ...............       3,000       533,000
Catellus Development Corp. ........      20,000       450,000
CenturyTel Inc. ...................       7,600        60,000
CIRCOR International Inc. (b) .....      85,000        85,000
Columbia Energy Group .............      60,000        60,000
COMSAT Corp. ......................      32,335       100,000
Corn Products International Inc. ..       3,000        56,250
Cresco Ltd. .......................       7,000         9,000
Dana Corp. ........................      10,000       300,000
DDI Corp. .........................          25            25
Delhaize America Inc., Cl. A. .....      10,000        60,000
Diageo plc, ADR ...................       2,000        42,000
Disney (Walt) Co. .................      25,000       150,000
Dun & Bradstreet Corp. ............      30,000        30,000
Eastern Enterprises ...............     102,000       150,000
El Paso Electric Co. ..............      50,000       400,000
Federal-Mogul Corp. ...............      12,000        15,000
Ferro Corp. .......................      10,000       310,000
First Union Corp. . ...............       5,000        30,000
Foremost Corp. of America .........      25,000        25,000
Fortune Brands Inc. . .............       5,000       115,000
Fujitsu Ltd. ......................      13,000        43,000
Gaylord Entertainment Co., Cl. A ..       7,500       187,500
GenCorp Inc. ......................      42,500       252,500
General Mills Inc. (a). ...........      90,000       160,000
General Motors Corp. ..............       5,000       200,000
Genuine Parts Co. .................     160,000       260,000
Gillette Co. ......................      40,000        40,000
Greif Bros. Corp., Cl. A ..........       8,000       260,000
Hannaford Bros. Co. ...............       3,000        20,000
Harcourt General Inc. (c) .........      35,000        90,000
Helsingin Puhelin Oyj .............      10,000        10,000
Homefed Corp. .....................       4,753         4,753
Huttig Building Products Inc. (d) .      32,222        32,222
Invik and Co. AB, Cl. B ...........         693        20,000
ITT Industries Inc. ...............      50,000        60,000
KDD Corp. .........................       2,500         2,500
KPN NV ............................      12,000        12,000
Ladbroke Group plc. ...............      28,051     1,045,000
Leucadia National Corp. ...........       1,000        65,500




                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                        SHARES          1999
                                       --------     ------------
NET PURCHASES (CONTINUED)
   COMMON STOCKS (CONTINUED)
Liberty Corp. .....................      60,000       200,000
Life Technologies Inc. ............       1,633        35,294
Mark IV Industries Inc. ...........      45,000       245,000
Mattel Inc. .......................      20,000        60,000
Maytag Corp. ......................       6,000         6,000
MCN Energy Group Inc. .............      50,000        50,000
Midas Inc. ........................       5,000        35,000
National Service Industries Inc. ..       5,000       110,000
Neiman Marcus Group Inc. (c) ......      22,598       350,000
Nikko Securities Co. Ltd. .........      66,000       113,000
Nippon Broadcasting System Inc. ...       2,000         2,000
Nokia Corp., Cl. A, ADR. ..........       5,500         5,500
Northeast Utilities ...............      30,000        30,000
Northrop Grumman Corp. ............      30,000        90,000
NTL Inc. (e) ......................       2,500        12,500
NTT Mobile Communication Network Inc.         7            32
Omnova Solutions Inc. (f) .........     210,000       210,000
Pactiv Corp. (g) ..................     650,000       650,000
Park-Ohio Holdings Corp. ..........      10,000        68,715
Pepsi Bottling Group Inc. .........      10,000        60,000
Precision Castparts Corp. .........       5,000        25,000
PRIMEDIA Inc. .....................      30,000        30,000
Publishing & Broadcasting Ltd. ....      20,000       145,000
Rogers Cantel Mobile
   Communications Inc., Cl. B. ....      25,000        25,000
Rogers Communications Inc., Cl. B, ADR   30,345       180,345
Sony Corp. ........................       1,000         8,000
South China Morning
   Post Holdings, ORD. ............     200,000       400,000
SPS Technologies Inc. .............       2,000       170,000
STMicroelectronics NV. ............       5,000         5,000
Sumisho Computer Systems Corp. ....       4,000        10,000
Takeda Chemical Industries Co., Ltd.     14,000        14,000
Telecom Italia Mobile SpA .........      30,000     1,390,000
Telefonica de Espana SA, ADR (i) ..         180       144,000
Telefonica SA (h) .................       1,159        59,119
TeleWest Communications plc (j) ...      18,181       218,181
TNP Enterprises Inc. ..............       2,000         5,000
Total Fina SA, Cl. B ..............       2,907         2,907
Tyco International Ltd. (a) .......      45,000       200,000
UnitedGlobalCom Inc., Cl. A (a) ...       8,000        12,000
Vivendi (k) .......................       5,250        30,900
Vodafone AirTouch plc, ADR (l) ....     130,000       140,000
Vodafone Group plc, ORD (m) .......     463,252       579,065
Waddell & Reed Financial Inc., Cl. A     10,100        40,000
Waste Management Inc. .............      90,000       170,000
Watts Industries Inc., Cl. A (b) ..     150,000       250,000
Xerox Corp. .......................      15,000        15,000

PREFERRED STOCKS
ProSieben Media AG, Pfd. ..........      10,000        10,000
Telesp Participacoes de Sao Paulo SA,
   Preference Shares (n) ..........   9,822,198    12,045,773

CORPORATE BONDS
Kaman Corp. Sub. Deb. Cv.
   6.000%, 03/15/12 ...............   1,000,000     1,000,000
Pillowtex Corp. Sub. Deb. Cv.
   6.000%, 03/15/12 ...............   1,000,000     1,000,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 1999
                                   (UNAUDITED)
                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                        SHARES          1999
                                       --------     ------------
NET SALES
   COMMON STOCKS
3Com Corp. ........................     (30,000)           --
Aerial Communications Inc. ........     (16,000)        5,000
Alltel Corp. ......................      (8,140)       60,000
American Express Co. ..............     (63,000)      100,000
American General Corp. ............      (8,000)           --
Amphenol Corp., Cl. A .............      (6,000)      137,000
AMR Corp. .........................      (6,000)       73,000
Asatsu(DK Inc. ....................      (5,000)       20,000
AT&T Corp. ........................    (105,000)      105,000
BCE Inc. ..........................     (65,000)      445,000
Bell Atlantic Corp. ...............      (5,000)       22,000
Block (H&R) Inc. ..................      (3,000)      105,000
Cablevision Systems Corp., Cl. A ..     (34,000)      535,000
Case Corp. ........................      (3,000)           --
CDNow Inc. ........................      (5,000)           --
Cendant Corp. .....................      (2,984)      100,000
Centros Comerciales Continente SA .     (20,000)           --
Chase Manhattan Corp Ltd. .........     (10,000)           --
CheckFree Holdings Corp. ..........      (5,000)        2,000
Chris(Craft Industries Inc. .......     (30,673)      326,400
Church & Dwight Co. Inc. ..........     (13,000)       45,000
Cilcorp Inc. ......................     (50,000)           --
Coldwater Creek Inc. ..............      (1,500)       19,000
Colonial Limited Inc. .............    (209,979)           --
Comcast Corp., Cl. A Special.. ....      (3,400)       95,000
Compaq Computer Corp. .............     (55,000)           --
Convergys Corp. ...................      (5,000)           --
Daiicho Kosho Co. Ltd. ............     (12,000)           --
Delphi Automotive Systems Corp. ...      (5,001)       75,000
Devon Energy Corp. ................     (70,000)       15,000
Dexter Corp. ......................      (5,000)       45,000
Dow Jones & Co. Inc. ..............      (8,000)       30,000
du Pont de Nemours (E.I.) & Co. ...      (3,000)       12,000
Eastman Kodak Co. .................      (9,000)           --
EchoStar Communications Corp., Cl. A    (14,000)           --
ELF Aquitaine SA ..................      (2,000)           --
EMI Group plc .....................    (165,000)       23,288
ENI SpA ...........................    (112,000)           --
Fort James Corp. ..................     (25,000)           --
Foster's Brewing Group ............    (450,000)           --
Gallaher Group plc, ADR. ..........      (2,300)      250,000
General Motors Corp., Cl. H .......     (10,000)       10,000
Gerald Stevens Inc. ...............     (15,000)       20,000
Grupo Danone SA ...................      (2,500)           --
Grupo Televisa SA, GDR ............     (40,000)      180,000
GTE Corp. .........................      (5,000)      260,000
Ito Yokado Co. Ltd. ...............     (12,000)           --
Jafco Co. Ltd. ....................      (4,000)        8,000
Japan Lifeline Co. Ltd. ...........    (10,0000)           --
Japan Telecom Co. Ltd. ............          (6)           32
Johnson Controls Inc. .............      (1,000)      117,000
KAO Corp. .........................     (35,000)           --
Kellogg Co. .......................      (2,000)      128,000
Kinder Morgan Inc. ................     (40,000)           --
King World Productions Inc. (o) ...      (3,000)           --
Kmart Corp. .......................     (50,000)           --
Lehman Brothers Holdings Inc. .....     (36,000)       27,000
Liberty Media Group, Cl. A ........      (3,448)      440,000
Lockheed Martin Corp. .............     (10,000)           --
Lucent Technologies Inc. ..........     (15,000)       50,000
Lyondell Chemical Co. .............     (50,000)           --
McKesson HBOC Inc. ................     (15,000)           --
MediaOne Group Inc. ...............     (15,000)      225,000
Meredith Corp. ....................      (2,000)      128,000
Merrill Lynch & Co. ...............      (7,000)       50,000
Morgan (J.P.) & Co. Inc. ..........      (6,000)       14,000



                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                        SHARES          1999
                                       --------     ------------
NET SALES (CONTINUED)
   COMMON STOCKS (CONTINUED)
Morgan Stanley Dean Witter & Co. ..     (10,000)           --
Motorola Inc. .....................      (2,000)        8,000
Nalco Chemical Co. ................    (210,000)           --
Neiman Marcus Group Inc. . ........    (350,000)           --
New York Times Co., Cl. A. ........     (45,000)      120,000
Nielsen Media Research Inc. .......     (40,000)           --
Nippon Telegraph & Telephone Corp.          (75)           75
Nissin Co. Ltd. ...................      (4,000)           --
Nucor Corp. .......................      (8,000)           --
Obic Co. Ltd. .....................      (2,700)        3,300
Omnipoint Corp. ...................      (8,000)        2,000
Park Place Entertainment Corp. ....     (30,000)      430,000
Parker Hannifin Corp. .............     (20,000)           --
Pennzoil(Quaker State Co. .........     (15,000)       85,000
Pittway Corp. .....................      (8,000)      400,000
Pittway Corp., Cl. A ..............     (70,000)           --
Providian Financial Corp. .........     (10,000)           --
Quaker Oats Co. ...................     (35,000)       75,000
RCN Corp. .........................      (9,000)      228,000
Republic New York Corp. ...........      (5,000)           --
Reynolds Metals Co. ...............     (10,000)           --
Ryder System Inc. .................     (23,000)       27,000
Safra Republic Holdings SA, ORD ...     (14,000)           --
Seagate Technology Inc. ...........     (30,000)           --
Shohkoh Fund & Co. Ltd. ...........         (10)          440
Skandia Forsakrings AB. ...........     (15,000)       69,000
Sprint Corp. ......................     (13,000)      342,000
SPX Corp. .........................      (5,500)        1,000
SRL Inc. ..........................     (20,000)           --
T. Rowe Price Associates Inc. .....     (15,000)       40,000
Telecom Italia SpA, ADR ...........      (9,500)      142,000
Telephone & Data Systems Inc. .....     (50,000)      450,000
Telstra Corp. .....................     (90,000)           --
Tenneco Automotive Inc. (g)(p) ....    (370,000)      160,000
Thermo Power Corp. ................      (5,500)           --
THK Co. Ltd. ......................      (3,000)       42,000
Time Warner Inc. ..................     (15,000)      440,000
Tokyo Broadcasting System Inc. ....      (6,000)       64,000
Travelers Property Casualty Corp.,
  Cl. A ...........................     (42,000)           --
Unilever plc ......................     (70,714)           --
Union Planters Corp. ..............     (10,000)           --
United Television Inc. ............      (2,200)      248,109
UnumProvident Corp. ...............     (15,000)           --
U.S. West Inc. ....................     (27,000)           --
Viacom Inc., Cl. A ................     (20,000)      930,000
Vodafone AirTouch plc, ADR ........     (22,500)      140,000
Vulcan Materials Co. ..............     (17,000)           --

(a) 2 for 1 stock split
(b) Spinoff - 0.3 shares of CIRCOR International Inc. for every 1 share of Watts Industries Inc., Cl. A
(c) Spinoff - 0.3013 shares of Neiman Marcus Group Inc. for every 1 share of Harcourt General Inc.
(d) Spinoff - 2 shares of Huttig Building Products Inc. for every 9 shares of Crane Co.
(e) 5 for 4 stock split
(f) Spinoff - 1 share of Omnova Solutions Inc. for every 1 share of Gencorp Inc.
(g) Spinoff - 1 share of Pactiv Corp. for every 1 share of Tenneco Inc.
(h) Spinoff - 1 share of Telefonica SA Bonus Rights for every 1 share of Telefonica SA
(i) 2% stock dividend
(j) Spinoff - 1 share of TeleWest Communications plc Rights for every 11 shares of TeleWest Communications plc
(k) Merger - 1.5 shares of Vivendi for every 1 share of Pathe SA
(l) 5 for 1 stock split
(m) 400% stock dividend
(n) Merger - 5.4173 shares of Telesp Participacoes de Sao Paulo SA, Preference Shares for every 1 share of Telecommunicacoes de Sao Paulo (Telesp), Pfd., Registered
(o) Merger - 0.81 shares of CBS Corp. for every 1 share of King World Productions Inc.
(p) Merger - 0.2 shares of Tenneco Automotive Inc. for every 1 share of Tenneco Inc.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------

     COMMON STOCKS -- 96.8%
                 TELECOMMUNICATIONS -- 13.4%
        16,670   Aliant Inc.+ ...................  $    162,919  $     288,708
         5,000   Allegiance Telecom Inc.+ .......        74,063        461,250
        60,000   Alltel Corp. ...................       934,096      4,961,250
       105,000   AT&T Corp. .....................     2,565,849      5,328,750
         4,000   AT&T Canada Inc., Cl. B+ .......       126,625        161,000
       445,000   BCE Inc. .......................     8,375,338     40,133,438
        12,750   BCT.Telus Communications
                  Inc. ..........................       222,542        310,469
        27,500   BCT.Telus Communications
                  Inc., ADR .....................       557,547        663,925
         4,250   BCT.Telus Communications
                  Inc., Cl. A ...................        74,181        102,607
        52,500   BCT.Telus Communications
                  Inc., Cl. A, ADR ..............       950,397      1,278,403
        22,000   Bell Atlantic Corp. ............     1,325,288      1,354,375
        10,000   BroadWing Inc.+ ................        94,651        368,750
     2,448,000   Cable & Wireless Jamaica Ltd. ..       101,642         71,110
        55,000   Cable & Wireless HKT Ltd.,
                  ADR ...........................       977,277      1,601,875
        95,000   Cable & Wireless plc ...........     1,170,181      1,609,727
       150,000   Cable & Wireless plc, ADR ......     4,182,563      7,940,625
       255,466   Commonwealth Telephone
                  Enterprises Inc.+ .............     4,424,217     13,507,765
        20,000   Commonwealth Telephone
                  Enterprises Inc., Cl. B+ ......       128,902      1,265,000
        35,000   Compania de
                  Telecomunicaciones de
                  Chile SA, ADR .................       592,324        638,750
            25   DDI Corp. ......................       350,310        342,566
       167,000   Embratel Participacoes SA+ .....     3,517,106      4,550,750
       260,000   GTE Corp. (d) ..................    11,000,861     18,346,250
        10,000   Helsingin Puhelin Oyj ..........       683,625        832,996
            32   Japan Telecom Co. Ltd. .........       498,306      1,284,134
         2,500   KDD Corp. ......................       341,393        346,481
        12,000   KPN NV .........................       636,745      1,171,231
            75   Nippon Telegraph &
                  Telephone Corp. ...............       585,656      1,284,624
       228,000   RCN Corp.+ .....................     1,594,860     11,058,000
        29,655   Rogers Communications Inc.,
                  Cl. B+ ........................       498,886        725,197
       180,345   Rogers Communications Inc.,
                  Cl. B, ADR+ ...................     2,563,223      4,463,539
         5,000   SBC Communications Inc. ........       179,793        243,750
       342,000   Sprint Corp. ...................     8,472,053     23,020,875
        33,400   Tele Centro Sul
                  Participacoes SA, ADR .........     1,940,826      3,031,050
       167,000   Tele Norte Leste
                  Participacoes SA, ADR .........     2,554,394      4,258,500
         8,000   Telecom Argentina Stet
                  France Telecom SA, ADR ........       164,771        274,000
       400,040   Telecom Italia SpA .............       851,138      5,641,165
       142,000   Telecom Italia SpA, ADR ........     2,868,138     19,880,000
       167,000   Telecomunicacoes Brasileriras
                  SA (Telebras), ADR ............        12,836          2,609
         8,000   Telefonica de Argentina SA,
                  ADR, Cl. B ....................       202,420        247,000
        59,119   Telefonica SA ..................       880,878      1,476,786
       144,000   Telefonica SA, ADR .............     1,658,394     11,349,000
        18,000   Telefonos de Mexico SA,
                  Cl. L, ADR ....................       639,025      2,025,000
       167,000   Telesp Participacoes SA,
                  ADR ...........................     6,264,042      4,081,063
                                                   ------------  -------------
                                                     76,000,281    201,984,343
                                                   ------------  -------------



                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
                 ENTERTAINMENT -- 10.2%
       105,768   Ascent Entertainment
                  Group Inc.+ ...................  $    959,442  $   1,341,931
         2,250   Avex Inc. ......................       347,285        561,564
       160,000   CANAL+, ADR+ ...................     1,355,000      4,596,421
       150,000   Disney (Walt) Co. ..............     2,980,757      4,387,500
        23,288   EMI Group plc ..................        89,739        228,524
       118,000   EMI Group plc, ADR .............     1,396,019      2,256,750
        25,000   Fox Entertainment Group Inc. ...       556,125        623,437
        75,000   GC Companies Inc.+ .............     1,902,049      1,940,625
       440,000   Liberty Media Group,
                  Cl. A+(d) .....................     4,429,868     24,970,000
       120,000   Seagram Co. ....................     3,575,413      5,392,500
       440,000   Time Warner Inc. ...............    11,860,647     31,872,500
        65,000   Todd-AO Corp., Cl. A ...........       177,273      1,982,500
       300,000   USA Networks Inc.+ .............     5,774,817     16,575,000
       930,000   Viacom Inc., Cl. A+ ............    10,827,795     56,206,875
                                                   ------------  -------------
                                                     46,232,229    152,936,127
                                                   ------------  -------------
                 WIRELESS COMMUNICATIONS-- 9.1%
         5,000   Aerial Communications Inc.+ ....        39,375        304,375
       133,000   Associated Group Inc., Cl. A+ ..       354,616     12,136,250
       133,000   Associated Group Inc., Cl. B+ ..       354,616     12,236,000
        60,000   CenturyTel Inc. ................       430,644      2,842,500
        10,000   NEXTEL Communications
                  Inc., Cl. A+ ..................       268,638      1,031,250
            32   NTT Mobile Communication
                  Network Inc. ..................       632,241      1,230,890
         2,000   Omnipoint Corp.+ ...............        28,844        241,250
        25,000   Rogers Cantel Mobile
                  Communications Inc., Cl. B+ ...       614,375        909,375
       250,000   Securicor Group plc, ORD .......             0        642,082
       110,000   Sprint Corp. (PCS Group)+ ......       287,077     11,275,000
       340,000   TCI Satellite Entertainment
                  Inc., Cl. A+ ..................       900,012      5,440,000
        16,700   Tele Celular Sul
                  Participacoes SA, ADR .........       266,992        530,225
        55,666   Tele Centro Oeste Celular
                  Participacoes SA, ADR .........       166,868        361,829
         3,340   Tele Leste Celular
                  Participacoes SA, ADR .........        89,340        141,950
         8,350   Tele Nordeste Celular
                  Participacoes SA, ADR .........       123,227        421,675
         3,340   Tele Norte Celular
                  Participacoes SA, ADR .........        51,601        143,411
        33,400   Tele Sudeste Celular
                  Participacoes SA, ADR .........     1,057,699      1,296,338
     1,390,000   Telecom Italia
                  Mobile SpA ....................     1,854,677     15,526,862
         8,350   Telemig Celular
                  Participacoes SA, ADR .........       241,320        385,666
       450,000   Telephone &
                  Data Systems Inc. .............    11,087,191     56,700,000
        66,800   Telesp Celular
                  Participacoes SA, ADR .........     2,135,936      2,830,650
       140,000   Vodafone AirTouch plc,
                  Sponsored ADR .................     1,297,710      6,930,000
       579,065   Vodafone Group plc, ORD ........       546,042      2,869,228
                                                    ------------  -------------
                                                     22,829,041    136,426,806
                                                   ------------  -------------
                 BROADCASTING -- 8.9%
        50,000   Ackerley Group Inc. ............       544,975        906,250
        22,700   Audiofina ......................       980,102      1,714,843
       326,400   Chris-Craft Industries Inc.+ ...     4,285,059     23,541,600
       575,629   Chris-Craft Industries Inc.,
                  Cl. B+ (a) ....................     8,836,249     41,517,242

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
COMMON STOCKS (CONTINUED)
                 BROADCASTING (CONTINUED)
        16,666   Corus Entertainment Inc.,
                  Cl. B+ ........................  $     62,036  $    340,594
       200,000   Granada Group plc ..............     1,567,534      2,027,202
        37,500   Gray Communications
                  Systems Inc. ..................       493,649        663,281
       180,000   Grupo Televisa SA, GDR+ ........     3,868,452     12,285,000
       200,000   Liberty Corp. ..................     8,528,905      8,437,500
         2,000   Nippon Broadcasting
                  System Inc. ...................       161,709        174,219
         3,750   NRJ SA .........................       560,129      2,581,708
       120,000   Paxson Communications
                  Corp., Cl. A+ .................     1,206,801      1,432,500
       145,000   Publishing &
                  Broadcasting Ltd. .............       802,475      1,107,089
       100,000   Television Broadcasting
                  Ltd., ORD .....................       396,239        681,804
        64,000   Tokyo Broadcasting
                  System Inc. ...................       726,406      2,167,368
       248,109   United Television Inc. .........    24,595,223     34,161,508
                                                   ------------  -------------
                                                     57,615,943    133,739,708
                                                   ------------  -------------
                 EQUIPMENT AND SUPPLIES-- 7.9%
        90,000   AMETEK Inc. ....................     1,219,214      1,715,625
       137,000   Amphenol Corp., Cl. A+ .........     3,555,350      9,119,063
        10,000   Caterpillar Inc. ...............       136,559        470,625
        85,000   CIRCOR International Inc.+ .....       863,252        876,563
       107,000   CLARCOR Inc. ...................     1,347,206      1,926,000
       320,000   Deere & Co.(d) .................     3,134,721     13,880,000
       252,000   Donaldson Co. Inc. .............     1,607,629      6,063,750
       100,000   Flowserve Corp. ................     1,618,325      1,700,000
         6,500   Franklin Electric Co. ..........       210,022        456,219
       105,000   Gerber Scientific Inc. .........     1,157,606      2,303,438
       250,000   Hussmann International Inc. ....     3,040,400      3,765,625
       299,500   IDEX Corp. .....................     1,945,632      9,097,313
        50,000   Lufkin Industries Inc. .........       908,348        750,000
         1,000   Manitowoc Co. Inc. .............        25,450         34,000
       245,000   Mark IV Industries Inc. ........     3,371,470      4,333,438
       445,000   Navistar International Corp.+ ..     6,895,709     21,081,875
        20,000   PACCAR Inc. ....................       450,000        886,250
       400,000   Pittway Corp. ..................    12,845,764     18,025,000
        84,500   Sequa Corp., Cl. A+ ............     3,371,578      4,557,719
        75,000   Sequa Corp., Cl. B+ ............     3,888,160      4,500,000
       170,000   SPS Technologies Inc.+ .........     2,963,443      5,429,375
        42,000   THK Co. Ltd. ...................     1,044,531      1,697,759
       100,000   UCAR International Inc.+ .......     2,055,976      1,781,250
       250,000   Watts Industries Inc., Cl. A ...     3,331,739      3,687,500
                                                   ------------  -------------
                                                     60,988,084    118,138,387
                                                   ------------  -------------
                 FINANCIAL SERVICES -- 6.8%
         3,100   Allianz AG .....................     1,051,052      1,041,346
       100,000   Allstate Corp. .................     2,997,964      2,400,000
       100,000   American Express Co. (d) .......    11,132,649     16,625,000
        30,000   Argonaut Group Inc. ............       855,370        596,250
        90,000   Banco Santander
                  Central Hispano SA,
                  Sponsored ADR .................       322,130      1,051,875
        84,000   Bank of Ireland ................       427,242        668,411
        56,000   Bank of Scotland ...............       350,184        650,384
        65,000   Bank One Corp. .................     2,746,788      2,084,063
       300,000   Bankgesellschaft Berlin AG .....     6,004,015      4,985,888
           260   Berkshire Hathaway Inc.,
                  Cl. A+ ........................       824,299     14,586,000



                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
       105,000   Block (H&R) Inc. ...............  $  3,739,395  $   4,593,750
        50,000   Canada Life Financial
                  Corp.+ (c) ....................       594,268        774,160
        50,000   Commerzbank AG, ADR ............     1,189,067      1,825,000
       150,000   Deutsche Bank AG, ADR ..........     6,224,445     12,675,000
        30,000   Dun & Bradstreet Corp. .........       877,625        885,000
        30,000   First Union Corp. ..............     1,203,095        984,375
        25,000   Foremost Corp. of America ......       697,125        709,375
        25,000   Hibernia Corp. .................       198,750        265,625
        20,000   Invik and Co. AB, Cl. B ........       936,800      2,374,236
         8,000   Jafco Co. Ltd. .................       509,226      2,857,982
        27,000   Lehman Brothers
                  Holdings Inc. .................     1,446,603      2,286,563
        65,500   Leucadia National Corp. ........     2,100,438      1,514,688
        60,000   Mellon Financial Corp. .........     1,898,845      2,043,750
        50,000   Merrill Lynch & Co Inc.. .......     2,718,459      4,175,000
       110,000   Midland Co. ....................     1,199,131      2,282,500
        14,000   Morgan (J.P.) & Co. Inc. .......     1,229,575      1,772,750
       113,000   Nikko Securities Co. Ltd. ......     1,182,080      1,430,058
        50,000   Prudential Corp. plc ...........       754,035        985,333
        60,000   Riggs National Corp. ...........       552,538        791,250
        40,000   Schroders plc ..................       903,175        805,066
           440   Shohkoh Fund & Co. Ltd. ........       332,560        174,200
        69,000   Skandia Forsakrings AB .........       418,395      2,084,274
        40,000   State Street Corp. .............     1,417,370      2,922,500
        20,000   SunTrust Banks Inc. ............       419,333      1,376,250
        40,000   T. Rowe Price
                  Associates Inc. ...............     1,341,250      1,477,500
        50,000   Unitrin Inc. ...................       817,863      1,881,250
        40,000   Waddell & Reed Financial
                  Inc., Cl. A ...................       817,693      1,085,000
                                                   ------------  -------------
                                                     62,430,832    101,721,652
                                                   ------------  -------------
                 PUBLISHING -- 5.1%
        70,000   Arnoldo Mondadori
                  Editore SpA ...................       816,206      2,220,987
         3,000   Central Newspapers Inc.,
                  Cl. A .........................       105,638        118,125
        30,000   Dow Jones & Co. Inc. ...........     1,351,248      2,040,000
        90,000   Harcourt General Inc. ..........     3,486,351      3,622,500
       323,000   Independent Newspapers
                  Ltd., ORD .....................     1,428,821      2,117,975
        98,000   McGraw-Hill
                  Companies Inc. ................     2,206,300      6,039,250
       400,000   Media General Inc., Cl. A ......     9,832,031     20,800,000
       128,000   Meredith Corp. .................     2,123,657      5,336,000
       120,000   New York Times Co., Cl. A ......       824,468      5,895,000
       170,000   News Corp. Ltd. ................       927,727      1,650,638
         5,000   News Corp. Ltd., ADR ...........        54,120        191,250
        70,000   Pearson plc, ORD ...............       926,104      2,265,943
       400,000   Penton Media Inc. ..............     4,849,118      9,600,000
        30,000   PRIMEDIA Inc.+ .................       374,206        495,000
        25,000   Pulitzer Inc. ..................     1,110,875      1,007,813
       160,000   Reader's Digest Association
                  Inc., Cl. B ...................     4,110,972      4,240,000
        70,000   Schibsted ASA ..................     1,331,230      1,301,229
     1,500,000   Seat-Pagine Gialle SpA .........       321,923      4,925,453
       400,000   South China Morning
                  Post Holdings, ORD ............       273,726        344,761
        70,000   Thomas Nelson Inc. .............       903,187        647,500
        34,000   Tribune Co. ....................     1,054,162      1,872,125
                                                   ------------  -------------
                                                     38,412,070     76,731,549
                                                   ------------  -------------



                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------

     COMMON STOCKS (CONTINUED)
                 CABLE -- 4.6%
       535,000   Cablevision Systems Corp.,
                  Cl. A+ ........................  $  6,092,950  $  40,392,500
        40,000   Comcast Corp., Cl. A ...........       341,837      1,915,000
        95,000   Comcast Corp.,
                  Cl. A Special .................       817,897      4,803,437
       225,000   MediaOne Group Inc.+ ...........     5,107,752     17,282,812
        12,500   NTL Inc.+ ......................       841,666      1,559,375
        10,000   Shaw Communications Inc.,
                  Cl. B .........................        52,983        330,100
        40,000   Shaw Communications Inc.,
                  Cl. B, Non-Voting+ ............       329,198      1,325,000
       218,181   TeleWest
                  Communications plc+ ...........       802,458      1,163,893
        12,000   UnitedGlobalCom Inc.,
                  Cl. A+ ........................       457,602        847,500
                                                   ------------  -------------
                                                     14,844,343     69,619,617
                                                   ------------  -------------
                 CONSUMER PRODUCTS -- 3.6%
       533,000   Carter-Wallace Inc. ............     7,746,168      9,560,687
        10,750   Christian Dior SA ..............     1,514,055      2,663,673
        45,000   Church & Dwight Co. Inc. .......       460,073      1,200,937
         1,400   Compagnie Financiere
                  Richemont AG, Cl. A ...........     1,967,069      3,341,079
        10,000   Department 56 Inc.+ ............       205,417        226,250
       115,000   Fortune Brands Inc. (e) ........     3,185,979      3,802,187
       250,000   Gallaher Group plc, ADR ........     4,342,521      3,843,750
       180,000   General Cigar Holdings Inc.+ ...     1,968,118      1,496,250
       105,000   General Cigar Holdings Inc.,
                  Cl. B+ (a) ....................       653,399        872,812
        40,000   Gillette Co. ...................     1,459,124      1,647,500
        50,000   Harley Davidson Inc. ...........       251,225      3,203,125
       100,000   Imasco Ltd. ....................     2,647,522      2,767,579
         1,500   Matsushita Electric Industrial
                  Co. Ltd., ADR .................       178,325        418,500
        60,000   Mattel Inc. ....................     1,134,312        787,500
         6,000   Maytag Corp. ...................       231,456        288,000
        35,000   National Presto
                  Industries Inc. ...............     1,316,099      1,242,500
        10,500   Nintendo Co. Ltd. ..............       849,921      1,745,033
       210,000   Omnova Solutions Inc. ..........     1,767,940      1,627,500
        14,000   Philip Morris Companies Inc. ...       457,385        324,625
       422,000   Ralston Purina Group ...........     5,413,897     11,763,250
         1,500   Swatch Group AG ................       892,765      1,727,690
        10,425   Syratech Corp.+ ................       333,704         83,400
                                                   ------------  -------------
                                                     38,976,474     54,633,827
                                                   ------------  -------------
                 FOOD AND BEVERAGE -- 3.6%
        30,108   Advantica Restaurant
                  Group Inc.+ ...................       269,796         52,689
        35,000   Bestfoods Inc. .................     1,759,125      1,839,688
        18,000   Brau und Brunnen AG+ ...........     2,282,408        852,134
        58,500   Celestial Seasonings Inc.+ .....     1,009,118      1,088,648
        56,250   Corn Products
                  International Inc. ............     1,788,250      1,842,188
        42,000   Diageo plc, ADR ................     1,514,897      1,344,000
       160,000   General Mills Inc. .............     4,844,439      5,720,000
         4,000   Keebler Foods Co.+ .............       107,725        112,500
       128,000   Kellogg Co. ....................     3,798,581      3,944,000
        12,100   LVMH Moet Hennesey
                  Louis Vuitton, ADR ............       416,625      1,101,100
           800   Nestle SA ......................     1,014,437      1,465,553



                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
        60,000   Pepsi Bottling Group Inc. ......  $  1,165,052  $     993,750
       379,000   PepsiCo Inc. ...................    10,828,118     13,359,750
        75,000   Quaker Oats Co. ................     2,761,927      4,921,875
        60,000   Ralcorp Holdings Inc.+ .........       940,903      1,196,250
        93,101   Tootsie Roll Industries Inc. ...     1,501,006      3,066,514
       356,000   Whitman Corp. ..................     4,792,266      4,783,750
        70,000   Wrigley (Wm.) Jr. Co. ..........     3,173,614      5,805,625
                                                   ------------  -------------
                                                     43,968,287     53,490,014
                                                   ------------  -------------
                 ENERGY AND UTILITIES-- 3.4%
        73,400   AGL Resources Inc. .............     1,322,958      1,247,800
        34,000   Apache Corp. ...................       844,013      1,255,875
        70,000   Atlantic Richfield Co. .........     3,751,112      6,055,000
       120,000   BP Amoco plc ...................       725,215      1,206,629
       134,000   BP Amoco plc, ADR ..............     1,562,872      7,947,875
       110,000   Burlington Resources Inc. ......     4,698,198      3,636,875
        60,000   Columbia Energy Group ..........     3,863,212      3,795,000
        40,000   Conoco Inc., Cl. A .............     1,052,625        990,000
        15,000   Devon Energy Corp. .............       414,105        493,125
       150,000   Eastern Enterprises ............     7,662,833      8,615,625
       400,000   El Paso Electric Co.+ ..........     3,236,625      3,925,000
        20,000   Energy East Corp. ..............       429,788        416,250
       100,000   Florida Progress Corp. .........     4,698,010      4,231,250
        55,000   Halliburton Co. ................     1,201,188      2,213,750
        50,000   MCN Energy Group Inc. ..........     1,210,180      1,187,500
        25,000   New England Electric
                  System ........................     1,206,926      1,293,750
        30,000   Northeast Utilities ............       648,375        616,875
        85,000   Pennzoil-Quaker State Co.+ .....     1,668,045        865,937
         6,000   Public Service Co. of
                  North Carolina ................       173,925        193,875
        15,000   St. Joseph Light & Power Co. ...       310,677        307,500
         5,000   TNP Enterprises Inc. ...........       191,375        206,250
         2,907   TotalFina SA, Cl. B ............       355,660        387,970
                                                   ------------  -------------
                                                     41,227,917     51,089,711
                                                   ------------  -------------
                 AUTOMOTIVE: PARTS AND ACCESSORIES-- 3.0%
        60,000   Arvin Industries Inc. ..........     2,242,888      1,702,500
        20,302   Borg Warner Automotive Inc. ....       959,996        822,231
       300,000   Dana Corp. .....................    11,266,401      8,981,250
        75,000   Delphi Automotive
                  Systems Corp.+ (d) ............       835,469      1,181,250
        15,000   Federal-Mogul Corp. ............       333,875        301,875
       252,500   GenCorp Inc. ...................     2,412,298      2,493,437
       260,000   Genuine Parts Co. ..............     6,969,200      6,451,250
       117,000   Johnson Controls Inc. ..........     2,017,008      6,654,375
        35,000   Midas Inc. .....................       435,131        765,632
       330,000   Modine Manufacturing Co. .......     4,284,009      8,250,000
        80,000   Scheib (Earl) Inc.+ ............       749,281        235,000
         1,000   SPX Corp. ......................        13,487         80,812
       163,000   Standard Motor Products Inc. ...     1,748,388      2,628,375
        70,000   Superior Industries
                  International Inc. ............     1,819,682      1,876,875
       160,000   Tenneco Automotive Inc. ........     2,273,638      1,490,000
       110,000   TransPro Inc. ..................       988,933        708,125
        60,000   Wynn's International Inc. ......       674,354        847,500
                                                   ------------  -------------
                                                     40,024,038     45,470,487
                                                   ------------  -------------
                 DIVERSIFIED INDUSTRIAL -- 1.9%
       195,000   Ampco-Pittsburgh Corp. .........     2,627,873      1,974,375
        10,000   Cooper Industries Inc. .........       472,562        404,375
       145,000   Crane Co. ......................     1,646,765      2,881,875
       102,000   GATX Corp. .....................     1,533,375      3,442,500
       105,000   GenTek Inc. ....................     1,039,852      1,095,937


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------

     COMMON STOCKS (CONTINUED)
                 DIVERSIFIED INDUSTRIAL (CONTINUED)
        60,000   ITT Industries Inc.+ ...........  $  1,949,571  $   2,006,250
       416,300   Lamson & Sessions Co.+ .........     2,598,540      2,029,462
       110,000   National Service Industries Inc.     2,529,373      3,245,000
        68,715   Park-Ohio Holdings Corp.+ ......       900,987        678,561
        75,000   Thomas Industries Inc. .........       769,882      1,532,812
        27,000   TI Group plc ...................       223,040        200,620
        50,000   Trinity Industries Inc. ........       945,000      1,421,875
       200,000   Tyco International Ltd. ........     6,380,335      7,775,000
       100,000   Weir Group plc .................       420,789        355,366
                                                   ------------  -------------
                                                     24,037,944     29,044,008
                                                   ------------  -------------
                 HOTELS AND GAMING -- 1.6%
       110,000   Aztar Corp.+ ...................       738,332      1,196,250
        90,000   Boca Resorts Inc., Cl. A+ ......       787,000        877,500
       187,500   Gaylord Entertainment Co.,
                  Cl. A .........................     4,934,145      5,613,281
         5,000   GTECH Holdings Corp.+ ..........        86,269        110,000
       650,000   Hilton Hotels Corp. ............     8,081,362      6,256,250
     1,045,000   Ladbroke Group plc .............     3,273,996      3,346,437
       100,000   Mirage Resorts Inc.+ ...........       532,231      1,531,250
       430,000   Park Place Entertainment
                  Corp.+ ........................     2,424,893      5,375,000
                                                   ------------  -------------
                                                     20,858,228     24,305,968
                                                   ------------  -------------
                 HEALTH CARE -- 1.6%
        47,000   American Home
                  Products Corp. ................     2,316,881      1,853,563
        60,000   Amgen Inc.+ ....................       256,894      3,603,750
        35,146   AstraZeneca plc, (Stockholm) ...     1,283,381      1,487,137
        26,000   Biogen Inc.+ ...................       181,025      2,197,000
         4,000   Glaxo Wellcome plc, ADR ........       216,096        223,500
        50,000   Glaxo Wellcome plc, ORD ........     1,009,390      1,413,388
        35,294   Life Technologies Inc. .........     1,309,763      1,504,407
         1,150   Novartis AG ....................     1,431,247      1,688,564
        54,000   Novartis AG, Registered ........       970,641      3,969,000
        45,000   Pfizer Inc. ....................       240,750      1,459,688
           140   Roche Holding AG ...............     1,374,084      1,661,747
        20,000   Sanofi-Synthelabo SA ...........       967,750        832,794
        55,000   SmithKline Beecham plc .........       807,987        701,848
        14,000   Takeda Chemical Industries
                  Co., Ltd. .....................       809,212        691,984
        10,000   Zeneca Group, (London) .........       394,772        414,809
                                                   ------------  -------------
                                                     13,569,873     23,703,179
                                                   ------------  -------------
                 RETAIL -- 1.6%
       205,000   Albertson's Inc. ...............     6,472,165      6,611,250
       360,000   AutoNation Inc.+ ...............     5,358,190      3,330,000
        19,000   Coldwater Creek Inc.+ ..........       369,251        389,500
        60,000   Delhaize America Inc., Cl. A ...     1,809,145      1,218,750
        20,000   Gerald Stevens Inc.+ ...........       240,000        167,500
        20,000   Hannaford Bros. Co. ............     1,433,896      1,386,250
       100,000   Lillian Vernon Corp. ...........     1,362,258      1,112,500
       350,000   Neiman Marcus Group Inc.+ ......     8,521,973      9,428,125
                                                   ------------  -------------
                                                     25,566,878     23,643,875
                                                   ------------  -------------
                 PAPER AND FOREST PRODUCTS -- 1.4%
       260,000   Greif Bros. Corp., Cl. A .......     4,845,131      7,735,000
         3,400   Greif Bros. Corp., Cl. B .......        69,825        104,125
       650,000   Pactiv Corp.+ ..................    16,386,954      6,906,250
       253,000   St. Joe Co. ....................     2,838,193      6,151,063
                                                   ------------  -------------
                                                     24,140,103     20,896,438
                                                   ------------  -------------



                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
                 AUTOMOTIVE -- 1.0%
        12,000   Ford Motor Co. .................  $    637,600  $     641,250
       200,000   General Motors Corp. (f) .......     5,516,355     14,537,500
                                                   ------------  -------------
                                                      6,153,955     15,178,750
                                                   ------------  -------------
                 BUSINESS SERVICES -- 0.9%
        20,000   Asatsu-DK Inc. .................       567,298      1,350,690
         4,000   Benesse Corp. ..................       868,012        963,101
       100,000   Cendant Corp.+ .................     1,994,908      2,656,250
         2,000   CheckFree Holdings Corp.+ ......        18,080        209,000
       100,000   Landauer Inc. ..................       647,252      2,187,500
        58,500   Nashua Corp.+ ..................       548,437        438,750
        10,833   Reuters Group plc, ADR .........       815,788        875,442
        12,000   Secom Co. Ltd. .................       733,557      1,321,327
        30,900   Vivendi ........................     2,117,043      2,790,269
        15,000   Xerox Corp. ....................       352,625        340,312
                                                   ------------  -------------
                                                      8,663,000     13,132,641
                                                   ------------  -------------
                 ELECTRONICS -- 0.9%
        43,000   Fujitsu Ltd. ...................     1,290,916      1,961,241
         3,000   Hitachi Ltd., ADR ..............       218,796        485,625
        11,040   Koninklijke Philips
                  Electronics NV ................       110,885      1,490,400
         1,500   NEC Corp., ADR .................        43,625        182,812
         8,000   Sony Corp. .....................     1,305,897      2,372,516
        20,000   Sony Corp., ADR ................     1,057,068      5,695,000
         5,000   STMicroelectronics NV ..........       381,613        769,539
                                                    ------------  -------------
                                                      4,408,800     12,957,133
                                                   ------------  -------------
                 COMMUNICATIONS EQUIPMENT-- 0.8%
        10,000   Alcatel SA, ADR ................       435,167        450,000
       300,000   Allen Telecom Inc.+ ............     2,242,812      3,468,750
        60,000   Dynatech Corp.+ ................       221,124        405,000
        50,000   Lucent Technologies Inc. .......       549,723      3,740,625
         5,000   Mannesmann AG ..................       668,362      1,218,773
         8,000   Motorola Inc. ..................       150,168      1,178,000
         5,500   Nokia Corp., Cl. A, ADR ........       627,321      1,045,000
        22,000   Scientific-Atlanta Inc. ........       355,750      1,223,750
                                                   ------------  -------------
                                                      5,250,427     12,729,898
                                                   ------------  -------------
                 SPECIALTY CHEMICALS-- 0.8%
         5,400   Ciba Specialty Chemicals,
                  ADR, 144A (c)+ ................        21,140        193,050
        45,000   Dexter Corp. ...................     1,363,246      1,788,750
        12,000   du Pont de Nemours
                  (E.I.) & Co. ..................       393,000        790,500
       310,000   Ferro Corp. ....................     5,602,526      6,820,000
       105,000   General Chemical Group Inc. ....       348,186        242,813
        40,000   Rohm & Haas Co. ................     1,870,000      1,627,500
       105,000   Sybron Chemicals Inc.+ .........     2,249,913      1,233,750
                                                   ------------  -------------
                                                     11,848,011     12,696,363
                                                   ------------  -------------
                 AGRICULTURE -- 0.6%
       725,000   Archer-Daniels-Midland
                  Co. (d) .......................    11,849,043      8,835,937
                                                   ------------  -------------
                 REAL ESTATE -- 0.6%
       450,000   Catellus Development
                  Corp.+ ........................     6,751,839      5,765,625
        44,000   Florida East Coast
                  Industries Inc. ...............       523,108      1,837,000
        55,000   Griffin Land & Nurseries
                  Inc.+ .........................       513,143        632,500
         4,753   Homefed Corp.+ .................           851          4,159
                                                   ------------  -------------
                                                      7,788,941      8,239,284
                                                   ------------  -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------

     COMMON STOCKS (CONTINUED)
                 CONSUMER SERVICES -- 0.5%
        40,000   Loewen Group Inc. ..............  $     48,700  $      17,500
       510,000   Rollins Inc. ...................     5,737,037      7,650,000
                                                   ------------  -------------
                                                      5,785,737      7,667,500
                                                   ------------  -------------
                 TRANSPORTATION -- 0.5%
        73,000   AMR Corp.+ .....................     2,486,425      4,891,000
        15,000   Kansas City Southern
                  Industries Inc. ...............       484,941      1,119,375
        31,273   MIF Ltd.+ ......................       449,997        312,125
        27,000   Ryder System Inc. ..............       718,760        659,813
                                                   ------------  -------------
                                                      4,140,123      6,982,313
                                                   ------------  -------------
                 COMPUTER SOFTWARE AND SERVICES-- 0.4%
        14,000   Capcom Co. Ltd. ................       754,069        746,795
         9,000   Cresco Ltd. ....................       809,746      1,039,444
         3,300   Obic Co. Ltd. ..................       419,600      2,338,456
         8,000   Square Co. Ltd. ................       490,395        548,106
        10,000   Sumisho Computer
                  Systems Corp. .................       567,247        689,048
        95,000   Tyler Technologies Inc. ........       345,519        522,500
                                                   ------------  -------------
                                                      3,386,576      5,884,349
                                                   ------------  -------------
                 AVIATION: PARTS AND SERVICES-- 0.4%
       100,000   Curtiss-Wright Corp. ...........     2,491,103      3,687,500
       125,000   Fairchild Corp., Cl. A+ ........     2,333,435      1,132,812
       145,000   Hi-Shear Industries Inc. .......     1,737,757        335,312
        25,000   Precision Castparts Corp. ......       926,612        656,250
                                                   ------------  -------------
                                                      7,488,907      5,811,874
                                                   ------------  -------------
                 SATELLITE -- 0.4%
       100,000   COMSAT Corp. ...................     2,641,248      1,987,500
        10,000   General Motors Corp., Cl. H+ ...       574,250        960,000
       100,000   Loral Space &
                  Communications Ltd.+ ..........     1,242,688      2,431,250
                                                   ------------  -------------
                                                      4,458,186      5,378,750
                                                   ------------  -------------
                 AEROSPACE -- 0.3%
        90,000   Northrop Grumman Corp. .........     5,933,782      4,865,625
                                                   ------------  -------------
                 CLOSED-END FUNDS -- 0.3%
        59,000   Central European Equity
                  Fund Inc. .....................       740,735        851,812
        70,000   Dresdner RCM Europe
                  Fund Inc. .....................       512,662      1,108,100
        25,000   France Growth Fund Inc. ........       246,844        382,812
        40,250   Italy Fund Inc. ................       360,845        684,250
        68,000   New Germany Fund ...............       750,658        833,000
        45,942   Royce Value Trust Inc. .........       519,501        600,117
                                                   ------------  -------------
                                                      3,131,245      4,460,091
                                                   ------------  -------------
                 HOUSING RELATED -- 0.3%
       150,000   Nortek Inc.+ ...................     1,988,594      4,200,000
         5,000   Nortek Inc., Special
                  Common+ (a) ...................        72,155        140,000
                                                   ------------  -------------
                                                      2,060,749      4,340,000
                                                   ------------  -------------
                 BUILDING AND CONSTRUCTION-- 0.2%
       105,000   CRH plc, ORD ...................     1,309,846      2,263,291
        32,222   Huttig Building
                  Products Inc.+ ................        81,163        159,097
        15,000   Martin Marietta
                  Materials Inc. ................       322,687        615,000
                                                   ------------  -------------
                                                      1,713,696      3,037,388
                                                   ------------  -------------


                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------
                 ENVIRONMENTAL SERVICES-- 0.2%
       170,000   Waste Management Inc. ..........  $  3,390,089  $   2,921,875
                                                   ------------  -------------
                 METALS AND MINING -- 0.2%
         3,500   Anglogold Ltd. .................       168,824        180,032
        10,000   Anglogold Ltd., ADR ............       226,750        256,875
       110,909   Antofagasta Holdings plc .......       654,678        776,621
        72,500   Harmony Gold Mining
                  Co. Ltd. ......................       347,738        465,272
        12,500   Harmony Gold Mining
                  Co. Ltd., ADR .................        77,344         78,516
        38,000   Newmont Mining Corp. ...........       996,944        931,000
        20,000   Placer Dome Inc. ...............       225,856        215,000
                                                   ------------  -------------
                                                      2,698,134      2,903,316
                                                   ------------  -------------
     TOTAL COMMON STOCKS ........................   751,871,966  1,455,598,783
                                                   ------------  -------------

     PREFERRED STOCKS -- 0.5%
                 TELECOMMUNICATIONS -- 0.3%
        10,000   Citizens Utilities Co.,
                  5.00% Cv. Pfd. ................       467,375        563,750
        40,000   Sprint Corp.,
                  8.25% Cv. Pfd. ................     1,419,782      2,970,000
    12,045,773   Telesp Participacoes de
                  Sao Paulo SA (Telesp),
                  Preference Shares .............       206,541        292,059
                                                   ------------  -------------
                                                      2,093,698      3,825,809
                                                   ------------  -------------
                 PUBLISHING -- 0.1%
        43,500   News Corp. Ltd., Pfd., ADR .....       656,340      1,454,531
                                                   ------------  -------------
                 CABLE -- 0.1%
         8,000   Tele-Communications
                  Inc., Cl. B,
                  6.00%, Ex. Jr. Pfd. ...........       408,018        824,000
                                                   ------------  -------------
                 BROADCASTING -- 0.0%
        10,000   ProSieben Media AG, Pfd. .......       568,909        581,184
                                                   ------------  -------------
                 WIRELESS COMMUNICATIONS-- 0.0%
     2,223,575   Telesp Celular SA, Pfd., Cl. B .        82,623        176,015
                                                   ------------  -------------
     TOTAL PREFERRED STOCKS .....................     3,809,588      6,861,539
                                                   ------------  -------------


      PRINCIPAL
       AMOUNT
       ------

     CORPORATE BONDS -- 0.2%
                AUTOMOTIVE: PARTS AND ACCESSORIES-- 0.1%
    $1,250,000  Standard Motor Products Inc.
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ................     1,250,895        997,656
                                                   ------------  -------------
                AVIATION: PARTS AND SERVICES -- 0.1%
     1,000,000  Kaman Corp.
                 Sub. Deb. Cv.
                 6.00%, 03/15/12 ................       941,316        940,000
                                                   ------------  -------------
                CONSUMER PRODUCTS -- 0.0%
     1,000,000  Pillowtex Corp.
                 Sub. Deb. Cv.
                 6.00%, 03/15/12 ................       361,163        360,000
                                                   ------------  -------------
                PUBLISHING-- 0.0%
       200,000  News America Holdings Inc.,
                 Sub. Deb. Cv.,
                 Zero Coupon, 03/31/02 ..........       168,747        330,000
                                                   ------------  -------------

     TOTAL CORPORATE BONDS ......................     2,722,121      2,627,656
                                                   ------------  -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1999
                                                                      MARKET
       SHARES                                         COST            VALUE
       ------                                         ----            ------

     OPTIONS -- 0.0%
        62,463  Advantica Restaurant
                 Group Inc. Warrants,
                 expires 01/07/05+ ..............  $    105,603  $      12,688
                                                   ------------  -------------
      PRINCIPAL
       AMOUNT
       ------

     U.S. GOVERNMENT OBLIGATIONS -- 2.2%
   $34,000,000  U.S. Treasury Bills,
                 5.17% to 5.29%++,
                 due 01/20/00 to 03/30/00 .......    33,656,650     33,663,693
                                                   ------------  -------------

     REPURCHASE AGREEMENTS -- 0.3%
     5,016,000  State Street Bank & Trust Co.,
                 3.25%, dated 12/31/99,
                 due 01/03/00, proceeds at
                 maturity $5,017,359 (g) ........     5,016,000      5,016,000
                                                   ------------  -------------

     TOTAL
       INVESTMENTS -- 100.0% (b) ................  $797,181,928  1,503,780,359
                                                   ============

     OTHER ASSETS, LIABILITIES AND
       LIQUIDATION VALUE OF CUMULATIVE
       PREFERRED STOCK -- (9.0%) ..............................   (134,799,264)
                                                                 -------------

     NET ASSETS -- COMMON STOCK
       (107,376,617 common shares outstanding)-- 91.0% ........  1,368,981,095
                                                                 -------------

     NET ASSETS -- PREFERRED STOCK
       (5,386,400 preferred shares outstanding)-- 9.0% ........    134,660,000
                                                                 -------------

     TOTAL NET ASSETS -- 100.0% ............................... $1,503,641,095
                                                                 =============

     NET ASSET VALUE PER COMMON SHARE
       ($1,368,981,095 / 107,376,617 shares outstanding) ......        $12.75
                                                                       ======

     FUTURES CONTRACTS -- SHORT POSITION

      Number of                                                    Unrealized
      Contracts                                                   Depreciation
      ---------                                                   ------------
         380     S&P 500 Index Futures
                  03/16/00 ....................................   $(4,211,350)
                                                                  -----------



                                             SETTLEMENT      UNREALIZED
                                                DATE        DEPRECIATION
                                             ----------     ------------
     SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
                    FORWARD FOREIGN EXCHANGE CONTRACTS TO DELIVER 14,657,129 (h) Hong Kong Dollars
                    in exchange for
                    USD $1,860,750 .........  08/24/00       $(19,673)
                                                             ========

--------------------

(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b)   For Federal tax purposes:
             Aggregate cost .....................  $797,814,930
                                                   ============
             Gross unrealized appreciation ......  $734,935,684
             Gross unrealized depreciation ......   (28,970,255)
                                                   ------------
             Net unrealized appreciation ........  $705,965,429
                                                   ============
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1999 was $967,210 representing 0.1% of total net assets.
(d) Security was pledged as collateral for futures contracts. (e) At December 31, 1999, 100,000 shares were pledged as collateral for futures contracts.
(f) At December 31, 1999, 188,000 shares were pledged as collateral for futures contracts.
(g) Collateralized by U.S. Treasury Bond, 12.75%, due 11/15/10, market value $5,120,500.
(h)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
USD - United States Dollar
ORD - Ordinary Share
GDR - Global Depositary Receipt

                                             % of
                                            Market       Market
                                            Value        Value
                                            ------       ------

     GEOGRAPHIC DIVERSIFICATION
       United States .....................   78.2%   $1,176,448,280
       Europe ............................   12.5       187,440,910
       Canada ............................    3.8        57,803,463
       Asia/Pacific Rim ..................    2.9        43,133,471
       Latin America .....................    2.5        37,973,540
       Africa ............................    0.1           980,695
                                            -----    --------------
       Total Investments .................  100.0%   $1,503,780,359
                                            =====    ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
ASSETS:
    Investments, at value (Cost $797,181,928) ....  $1,503,780,359
    Cash and foreign currency, at value
      (Cost $29,714) .............................          25,394
    Dividends and interest receivable ............       1,421,156
    Receivable for investments sold ..............      12,923,469
                                                    --------------
     TOTAL ASSETS ................................   1,518,150,378
                                                    --------------
LIABILITIES:
    Payable for investments purchased ............       6,157,473
    Dividend payable .............................       5,027,520
    Payable for investment advisory fees .........       2,460,883
    Variation margin .............................         323,000
    Unrealized depreciation on forward foreign
      exchange contracts .........................          19,673
    Payable to custodian .........................         156,000
    Accrued expenses and other payables ..........         364,734
                                                    --------------
     TOTAL LIABILITIES ...........................      14,509,283
                                                    --------------
     NET ASSETS ..................................  $1,503,641,095
                                                    ==============
NET ASSETS CONSIST OF:
    Cumulative Preferred Stock (7.25% $25
      liquidation value, $0.001 par value,
      8,000,000 shares authorized with
      5,386,400 shares issued and outstanding) ...  $  134,660,000
    Capital stock, at par value ..................         107,377
    Additional paid-in capital ...................     662,950,028
    Accumulated net realized gain on
      investments, futures contracts and foreign
      currency transactions ......................       3,578,348
    Net unrealized appreciation on investments,
      futures contracts and foreign currency
      transactions ...............................     702,345,342
                                                    --------------
     TOTAL NET ASSETS ............................  $1,503,641,095
                                                    ==============
     NET ASSET VALUE PER COMMON SHARE
       ($1,368,981,095 / 107,376,617 shares issued
       and outstanding; 200,000,000 shares
       authorized of $0.001 par value) ...........          $12.75
                                                            ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME:
    Dividends (net of foreign withholding
      taxes of $229,250) .........................    $ 16,428,795
    Interest .....................................       3,958,460
                                                      ------------
    TOTAL INVESTMENT INCOME ......................      20,387,255
                                                      ------------
EXPENSES:
    Investment advisory fees .....................      14,000,719
    Custodian fees ...............................         468,425
    Shareholder communications ...................         381,146
    Legal and audit fees .........................         380,699
    Shareholder services fees ....................         313,978
    Directors' fees ..............................         164,048
    Payroll ......................................         149,681
    Miscellaneous expenses .......................         191,321
                                                      ------------
    TOTAL EXPENSES ...............................      16,050,017
                                                      ------------
    NET INVESTMENT INCOME ........................       4,337,238
                                                      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
    Net realized gain on investments .............     154,480,190
    Net realized loss on foreign currency transactions    (818,318)
    Net realized loss on futures contracts .......     (19,749,211)
                                                      ------------
    Net realized gain on investments, futures
      contracts and foreign currency transactions      133,912,661
                                                      ------------
    Net change in net unrealized appreciation on
      investments, futures contracts and foreign
      currency transactions ......................     212,400,838
                                                      ------------
    NET REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS, FUTURES CONTRACTS AND
      FOREIGN CURRENCY TRANSACTIONS ..............     346,313,499
                                                      ------------
    Net Increase in Net Assets Resulting
      from Operations ............................    $350,650,737
                                                      ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED            YEAR ENDED
                                                                                 DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                ------------------     -----------------
OPERATIONS:
    Net investment income ....................................................   $    4,337,238        $    7,455,206
    Net realized gain on investments, futures contracts
      and foreign currency transactions ......................................      133,912,661           128,440,199
    Net change in unrealized appreciation on investments,
      futures contracts and foreign currency transactions ....................      212,400,838           (13,195,552)
                                                                                 --------------        --------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................      350,650,737           122,699,853
                                                                                 --------------        --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
    Net investment income ....................................................       (3,195,371) (a)       (6,729,645)
    Net realized gain on investments, futures contracts
      and foreign currency transactions ......................................     (128,585,766) (a)      (115,514,223)
    Paid-in-capital ..........................................................      (72,433,677) (a)               --
                                                                                 --------------        --------------
      TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .......................     (204,214,814)         (122,243,868)
                                                                                 --------------        --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
    Net investment income ....................................................         (235,810)             (302,666)
    Net realized gain on investments, futures contracts
      and foreign currency transactions ......................................       (9,545,528)           (5,189,134)
                                                                                 --------------        --------------
      TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ....................       (9,781,338)           (5,491,800)
                                                                                 --------------        --------------
Net increase in net assets from Equity Trust share transactions ..............       15,103,360            16,367,192
Net decrease from repurchase of preferred stock ..............................         (306,572)                   --
Net proceeds from issuance of preferred stock ................................               --           130,288,751
                                                                                 --------------        --------------
      NET INCREASE IN NET ASSETS .............................................      151,451,373           141,620,128
NET ASSETS:
    Beginning of period ......................................................    1,352,189,722         1,210,569,594
                                                                                 --------------        --------------
    End of period (Including undistributed net investment income
      of $0 and $55,868, respectively) .......................................   $1,503,641,095        $1,352,189,722
                                                                                 ==============        ==============

(a) A distribution of $79,587,260 for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $1,091,937, $7,908,851, $36,310,892 and
    $34,275,580, respectively.

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Equity Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on securities transactions.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of the Equity Trust, 7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      For the year ended December 31, 1999, reclassifications were made to decrease undistributed net investment income and increase accumulated net realized gain on investments, futures contracts and foreign currency transactions for $1,278,524.

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 1999, the Equity Trust's total return on the net asset value

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the common shares exceeded the stated dividend rate of the Cumulative Preferred Stock. The management fee earned on the assets attributable to the Cumulative Preferred Stock was $1,349,472 for the year ended December 31, 1999.

      During the year ended December 31, 1999, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $554,925 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

      Having received the Board of Directors and shareholders approval, on July 9, 1999 the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of a newly formed, wholly owned investment company subsidiary, The Gabelli Utility Trust ("Utility Trust"), and on the same date distributed such shares to holders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. The distribution was equivalent to $0.75 per share of the Equity Trust, of which $0.01029, $0.07453, $0.34218 and $0.32300 was derived from undistributed net investment income, short term capital gains, long term capital gains and paid-in-capital, respectively.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, aggregated $505,940,490 and $603,207,740, respectively, for the year ended December 31, 1999.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares of common stock (par value $0.001).

      Capital stock transactions were as follows:

                                                YEAR ENDED                YEAR ENDED
                                                12/31/1999                12/31/1998
                                        -----------------------     ------------------------
                                          Shares       Amount         Shares        Amount
                                          ------       ------         ------        ------
Shares issued upon reinvestment
  of dividends and distributions ....   1,260,270   $15,103,360     1,439,964    $16,367,192
                                        ---------   -----------     ---------    -----------
Net increase ........................   1,260,270   $15,103,360     1,439,964    $16,367,192
                                        =========   ===========     =========    ===========

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 1999, the Equity Trust repurchased 13,600 shares of Cumulative Preferred Stock at a cost of $306,572 and at an average price of $22.542 per share. At December 31, 1999, 5,386,400 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $135,595. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE AMOUNTS FOR AN EQUITY TRUST COMMON
SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
                                                       1999(A)         1998(A)          1997(A)         1996(A)        1995(A)
                                                       -------         -------          -------         -------        -------
 OPERATING PERFORMANCE:
   Net asset value, beginning of period ............   $ 11.47         $ 11.56          $  9.77          $ 9.95        $ 9.46
                                                       -------         -------          -------          ------        ------
   Net investment income ...........................      0.04            0.07             0.08            0.11          0.13
   Net realized and unrealized gain
     on investments ................................      3.25            1.09             2.75            0.71          1.74
                                                       -------         -------          -------          ------        ------
   Total from investment operations ................      3.29            1.16             2.83            0.82          1.87
                                                       -------         -------          -------          ------        ------
   Decrease in net asset value from
     Equity Trust share transactions ...............        --              --               --              --         (0.37)
   Offering expenses charged to capital surplus ....        --           (0.04)              --              --         (0.01)

 DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...........................     (0.03)(c)       (0.06)           (0.08)          (0.11)        (0.13)(b)
   In excess of net investment income ..............        --              --            (0.00)(d)          --            --
   Net realized gains ..............................     (1.21)(c)       (1.10)           (0.92)          (0.78)        (0.47)(b)
   In excess of net realized gains .................        --              --            (0.01)          (0.00)(d)     (0.02)
   Paid-in capital .................................     (0.68)(c)          --            (0.03)          (0.11)        (0.38)(b)

 DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ...........................     (0.00)(d)       (0.00)(d)           --              --            --
   Net realized gains ..............................     (0.09)          (0.05)              --              --            --
                                                       -------         -------          -------          ------        ------
   Total distributions .............................    (2.01)           (1.21)           (1.04)          (1.00)        (1.00)
                                                       -------         -------          -------          ------        ------
   NET ASSET VALUE, END OF PERIOD ..................   $ 12.75         $ 11.47          $ 11.56          $ 9.77        $ 9.95
                                                       =======         =======          =======          ======        ======
   Market value, end of period .....................   $12.563         $11.563          $11.688          $9.375        $9.375
                                                       =======         =======          =======          ======        ======
   Net Asset Value Total Return** ..................     29.49%           9.55%           30.46%           9.00%        20.60%
                                                       =======         =======          =======          ======        ======
   Total Investment Return* ........................     26.57%           9.23%           37.46%          11.00%        11.70%
                                                       =======         =======          =======          ======        ======
 RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
    STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............$1,503,641      $1,352,190       $1,210,570      $1,015,437    $1,034,091
   Net assets attributable to common shares,
     end of year (in 000's) ........................$1,368,981      $1,217,190       $1,210,570      $1,015,437    $1,034,091
   Ratio of net investment income to average
     net assets attributable to common stock .......      0.34%           0.60%            0.76%           1.07%         1.26%
   Ratio of operating expenses to average
     net assets attributable to common stock .......      1.27%           1.15%            1.14%           1.18%         1.21%
   Ratio of operating expenses to average
     total net assets (f) ..........................      1.15%           1.09%            1.14%           1.18%         1.21%
   Portfolio turnover rate .........................      38.0%           39.8%            39.2%           18.9%         25.1%

 PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .... $  134,660      $  135,000                --             --            --
   Total shares outstanding (in 000's) ............      5,386           5,400                --             --            --
   Asset coverage .................................      1,117%          1,001%               --             --            --
   Liquidation preference per share ............... $    25.00      $    25.00                --             --            --
   Average market value (e) ....................... $    24.43      $    25.63                --             --            --

 --------------------------

* Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in-capital were $0.064, $0.031, and $0.655, respectively.
(c) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(d) Amount represents less than $0.005 per share.
(e) Based on weekly prices.
(f) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 1999

CASH DIVIDENDS AND DISTRIBUTIONS

                                                 TOTAL AMOUNT        ORDINARY       NON-TAXABLE       LONG-TERM       DIVIDEND
               PAYABLE            RECORD             PAID           INVESTMENT       RETURN OF         CAPITAL      REINVESTMENT
                DATE               DATE          PER SHARE (A)        INCOME        CAPITAL (A)       GAINS (A)         PRICE
              --------           --------        -------------      ----------      -----------      -----------    ------------
COMMON SHARES
              03/29/99           03/19/99          $0.27000          $0.03110        $0.10160         $0.13730       $12.215005
              06/28/99           06/18/99           0.27000           0.03050         0.11630          0.12320        11.823343
              07/09/99           07/01/99           0.98125           0.11098         0.42258          0.44769              N/A
              09/27/99           09/17/99           0.27000           0.03050         0.11630          0.12320        11.721468
              12/27/99           12/17/99           0.36000           0.04080         0.15500          0.16420        12.592067
                                                   --------          --------        --------         --------
                                                   $2.15125          $0.24388        $0.91176         $0.99561
PREFERRED SHARES
              03/29/99           03/22/99          $0.4531            $0.0900           --             $0.3631
              06/28/99           06/21/99           0.4531             0.0900           --              0.3631
              09/27/99           09/20/99           0.4531             0.0900           --              0.3631
              12/27/99           12/20/99           0.4531             0.0900           --              0.3631
                                                   --------          --------        --------         --------
                                                   $1.8125            $0.3600           --             $1.4524

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1999 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Equity Trust in 1999 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. The Equity Trust paid to common shareholders a return of capital distribution of $0.91176 per share in 1999.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME
    The Equity Trust paid to common and preferred shareholders an ordinary income dividend of $0.24388 per share and $0.36010 per share, respectively, in 1999. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 44.64% for all such dividends paid in 1999. The percentage of the ordinary income dividends paid by the Equity Trust during 1999 derived from U.S. Government Securities was 6.34%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 1999.

DISTRIBUTION OF SHARES OF THE GABELLI UTILITY TRUST
    On July 9, 1999 the Equity Trust distributed shares of the Gabelli Utility Trust at the rate of one Utility Trust share for every ten Equity Trust common shares owned as of July 1, 1999. A portion of the Equity Trust's net investment income, short-term and long-term capital gains were allocated to the spin-off distribution as detailed in the table above. The initial cost basis of the Utility Trust shares is $9.8125 per share, the fair market value on the distribution date, determined by averaging the high and low trading price on the distribution date. The holding period for the Utility Trust shares begins on July 12, 1999.
                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                               SHORT-         LONG-                  UNDISTRIBUTED  TAXES PAID ON
                                TERM          TERM      NON-TAXABLE    LONG-TERM    UNDISTRIBUTED                 ADJUSTMENT
                INVESTMENT     CAPITAL       CAPITAL     RETURN OF      CAPITAL        CAPITAL         TOTAL          TO
                  INCOME      GAINS (B)       GAINS       CAPITAL        GAINS        GAINS (C)    DISTRIBUTIONS  COST BASIS
                ----------    ---------     --------    -----------  -------------  -------------  -------------  ----------
1999 (d)          $0.03010     $0.21378     $0.99561     $0.91176         --             --          $2.15125     $0.91176 -
1998               0.06420        --         1.10080        --            --             --           1.16500        --
1997               0.07610      0.00210      0.93670      0.02510         --             --           1.04000      0.02500 -
1996               0.10480        --         0.78120      0.11400         --             --           1.00000      0.11400 -
1995 (e)           0.12890        --         0.49310      0.37800         --             --           1.00000      0.37800 -
1994 (f)           0.13536      0.06527      0.30300      1.38262         --             --           1.88625      1.38262 -
1993 (g)           0.13050      0.02030      0.72930      0.22990         --             --           1.11000      0.22990 -
1992 (h)           0.20530      0.04050      0.29660      0.51760         --             --           1.06000      0.51760 -
1991 (i)           0.22590      0.03990      0.14420      0.68000         --             --           1.09000      0.68000 -
1990               0.50470        --         0.22950      0.44580         --             --           1.18000      0.44580 -
1989               0.29100      0.35650      0.66250        --         $0.6288         $0.2138        1.31000      0.41500 +
1988               0.14500      0.20900      0.19600        --          0.2513          0.0854        0.55000      0.16590 +
1987               0.25600      0.49100      0.33500        --            --             --           1.08200        --

                HISTORICAL DISTRIBUTION SUMMARY - PREFERRED STOCK
1999              $0.0437      $0.3164      $1.4524         --            --             --          $1.81250        --
1998               0.0560         --         0.9610         --            --             --           1.01700        --

--------------------------

(a) Amounts may not foot due to rounding.
(b) Taxable as ordinary income.
(c) Net Asset Value is reduced by this amount on the last business day of the year.
(d) On July 9, 1999, the Company distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(e) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(f) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(g) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(h) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(i) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
-   Decrease in cost basis.
+   Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

--------------------------------------------------------------------------------
The Annual Meeting of the Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 15, 2000, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434
DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI FUNDS, LLC

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colovita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLOVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN,
  iTHE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Marc S. Diagonale
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                           Common     7.25% Preferred
                           ------     ---------------
NYSE-Symbol:                 GAB          GAB Pr
Shares Outstanding:      107,376,617     5,386,400

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust also may, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM
                                                                  GBFCM-AR-12/99